POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

The undersigned hereby constitutes and appoints each of Michael

Katz, Donna Dellomo, and Donovan Chin, signing singly, his or her true and lawful attorney-in-fact to:

(1) prepare, execute in the undersigned's name and on the

undersigned's behalf, and submit to the U.S. Securities and

Exchange Commission (the "SEC") a Form ID, including amendments thereto, authentication documents, any other documents necessary or appropriate to obtain codes and passwords enabling the

undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of

1934 or any rule or regulation of the SEC;

(2) execute for and on behalf of the undersigned Forms 3, 4

and 5 in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete the execution of any such Form 3, 4 and 5 and the timely filing of such form with the United States Securities and Exchange Commission and

any other authority; and

(4) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's

responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has executed this Power of

Attorney as of April 16, 2012.

Signed: /s/ Glenn H. Gopman

 Glenn H. Gopman